Principal Funds, Inc.
Supplement dated March 16, 2026
to the Prospectus and Statement of Additional Information
dated December 31, 2025
(both as previously supplemented)
This supplement updates information contained in the Prospectus and Statement of Additional Information. Please retain this supplement for future reference.
The changes described below are being made to the Prospectus.
Effective March 31, 2026, delete all references to Darryl Trunnel from the Prospectus.

SUMMARY FOR BOND MARKET INDEX FUND
Effective March 31, 2026, under Investment Advisor and Portfolio Managers, add the following alphabetically:
•Scott Brustkern (since 2026), Portfolio Manager

SUMMARY FOR DIVERSIFIED REAL ASSET FUND
On or about April 30, 2026, delete Nomura Investments Fund Advisers from the Sub-Advisors section.

SUMMARY FOR GLOBAL MULTI-STRATEGY FUND
On or about May 15, 2026, delete Gotham Asset Management, LLC from the Sub-Advisors section.
On or about May 15, 2026, add Parametric Portfolio Associates, LLC to the Sub-Advisors section in alphabetical order.

MANAGEMENT OF THE FUNDS
Effective March 31, 2026, under The Manager and Advisor, add the following alphabetically to the list of portfolio managers:
Scott Brustkern has been with Principal® since 2001. He earned an M.B.A. in Finance from Iowa State University, a master's degree in Business Analytics from the University of Iowa and a bachelor’s degree in Actuarial Science and Statistics from the University of Northern Iowa. Mr. Brustkern has earned the right to use the Chartered Financial Analyst designation.
On or about April 30, 2026, under The Sub-Advisors section, delete all references to Nomura Investments Fund Advisers.
On or about May 15, 2026, under The Sub-Advisers section, delete all references to Gotham Asset Management, LLC.
On or about April 30, 2026, under The Sub-Advisors section, delete the Fund(s) section of Sub-Advisor: Nuveen Asset Management, LLC and replace with the following:

Fund(s):	a portion of Diversified Real Asset (floating debt strategy and a portion of the infrastructure strategy)

On or about May 15, 2026 under The Sub-Advisors section, add the following to the alphabetical list of sub-advisors:

Sub-Advisor:
Parametric Portfolio Associates, LLC (“Parametric”), 800 Fifth Avenue, Suite 2800, Seattle, WA 98104, founded in 1987, is a registered investment advisor that manages long/short equity strategies and offers customized investment solutions to clients by applying systematic, rules-based asset class exposure using individual securities, ETFs, futures, options and other derivative instruments.

Fund(s):	a portion of Global Multi-Strategy (equity long/short strategy)

APPENDIX B – INTERMEDIARY-SPECIFIC SALES CHARGE WAIVERS AND REDUCTIONS
Delete the Merrill Lynch section and replace with the following:
Merrill Lynch
Purchases or sales of front-end (for example, Class A) or level-load (for example, Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund's prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the client's responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers, discounts and share class exchanges is available in the Merrill Sales Load Waiver and Discounts Supplement (the "Merrill SLWD Supplement") and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
Front-end Load Waivers Available at Merrill
•Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
•Shares purchased through a Merrill investment advisory program.
•Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account.
•Shares purchased through the Merrill Edge Self-Directed platform.
•Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account.
•Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement.
•Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee's Merrill Household (as defined in the Merrill SLWD Supplement).
•Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund's officers or trustees).
2

•Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement.
Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level-Load Shares Available at Merrill
•Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3)).
•Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement.
•Shares sold due to return of excess contributions from an IRA account.
•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation.
•Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund.
Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent
•Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement.
•Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household.
On or about May 1, 2026, assets not held at Merrill will no longer be included in the ROA calculation. For more detail on the timing and calculation, please refer to the Merrill SLWD Supplement.
•Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement.
On or about May 1, 2026, Merrill will no longer accept new LOIs. For more detail on the timing, please refer to the Merrill SLWD Supplement.
Add the following after the US Bancorp Investments, Inc. (“USBI”) section:
Wells Fargo Clearing Services, LLC and Wells Fargo Advisors Financial Network, LLC (collectively, “Wells Fargo Advisors”)
Wells Fargo Clearing Services, LLC operates a First Clearing business, but these rules are not intended to include First Clearing firms.
Effective April 1, 2026, Clients of Wells Fargo Advisors purchasing fund shares through Wells Fargo Advisors are eligible for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the prospectus or statement of additional information (“SAI”). In all instances, it is the investor's responsibility to inform Wells Fargo Advisors at the time of purchase of any relationship, holdings, or other facts qualifying the investor for discounts or waivers. Wells Fargo Advisors can ask for documentation supporting the qualification.
3

Wells Fargo Advisors Class A share front-end sales charge waivers information
Wells Fargo Advisors clients purchasing or converting to Class A shares of the fund in a Wells Fargo Advisors brokerage account are entitled to a waiver of the front-end load in the following circumstances:
•Wells Fargo Advisors employee and employee-related accounts according to Wells Fargo Advisor’s employee account linking rules. Legacy accounts and positions receiving affiliate discounts prior to the effective date will continue to receive discounts. Going forward employees of affiliate businesses will not be offered NAV.
•Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
WellsTrade, the firm’s online self-directed brokerage account, generally offers no-load share classes but there could be instances where a Class A share is offered without a front-end sales charge.
Wells Fargo Advisors Class 529-A share front-end sales charge waivers information
Wells Fargo Advisors clients purchasing or converting to Class 529-A shares of the fund through Wells Fargo Advisors transactional brokerage accounts are entitled to a waiver of the front-end load in the following circumstances:
•Shares purchased through a rollover from another 529 plan.
•Recontribution(s) of distributed funds are only allowed during the NAV reinstatement period as dictated by the sponsor’s specifications outlined by the plan.
Wells Fargo Advisors is not able to apply the NAV Reinstatement privilege for 529 Plan account purchases placed directly at the fund company. Investors wishing to utilize this privilege outside of Wells Fargo systems will need to do so directly with the Plan or a financial intermediary that supports this feature.
Unless specifically described above, other front-end load waivers are not available on mutual fund purchases through Wells Fargo Advisors.
Wells Fargo Advisors Contingent Deferred Sales Charge information
•Contingent deferred sales charges (CDSC) imposed on fund redemptions will not be rebated based on future purchases.
Wells Fargo Advisors Class A front-end load discounts
Wells Fargo Advisors Clients purchasing Class A shares of the fund through Wells Fargo Advisors brokerage accounts will follow the following aggregation rules for breakpoint discounts:
•Effective April 1, 2026, SEP or SIMPLE IRAs will not be aggregated as a group plan. They will aggregate with the client’s personal accounts based on Social Security Number. Previously established SEP and SIMPLE IRAs may still be aggregated as a group plan.
•Effective April 1, 2026, Employer-sponsored retirement plan (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans) accounts will aggregate with other plan accounts under the same Tax ID and will not be aggregated with other retirement plan accounts under a different Tax ID or personal accounts. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans.
•Gift of shares will not be considered when determining breakpoint discounts.

APPENDIX C – ADDITIONAL FUND-SPECIFIC INFORMATION
On or about April 30, 2026, delete the paragraph titled Diversified Real Asset Fund.
4

The changes described below are being made to the Statement of Additional Information.
Effective March 31, 2026, delete all references to Darryl Trunnel from the Statement of Additional Information.

LEADERSHIP STRUCTURE AND BOARD
On March 10, 2026, the Principal Funds, Inc. (the “Registrant”) Board of Directors (the “Board”) elected Mr. Daniel J. Beckman as an Independent Board Member.
In the Committee table, delete the members of the 15(c) Committee and Operations Committee and replace with the following:

Committee Members
15(c) Committee
Padelford L. Lattimer, Chair Daniel Beckman Katharin S. Dyer Karen McMillan
Operations Committee
Thomas A. Swank, Chair Daniel Beckman Katharin S. Dyer Padelford L. Lattimer
Under Independent Board Members, add the following in alphabetical order:
Daniel J. Beckman. Mr. Beckman has served as an Independent Board Member of the Principal Funds since 2026. He served as President of Ameriprise Trust Company from 2024 to 2025. Mr. Beckman served as the President and Principal Executive Officer of the Columbia Funds and Columbia Acorn/Wanger Funds from 2021 to 2025. From 2015 to 2025, he served as Vice President of Columbia Management Investment Advisers, LLC. Mr. Beckman also served as a director of Columbia Management Investment Distributors, Inc. from 2018 to 2025. Through his education, employment experience, and experience as a board member, Mr. Beckman is experienced with financial, regulatory, and investment matters.
Under Additional Information Regarding Board Members and Officers, in the INDEPENDENT BOARD MEMBERS table, add the following alphabetically:

INDEPENDENT BOARD MEMBERS
Name, Address, and Year of Birth	Board Positions Held with Principal Funds	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Directorships Held During Past 5 Years
Daniel J. Beckman 711 High Street Des Moines, IA 50392 1962	Director, PFI and PVC (since 2026) Trustee, PETF (since 2026)	President, Ameriprise Trust Company (2024-2025); President and Principal Executive Officer of the Columbia Funds (2021-2025); Vice President, Columbia Management Investment Advisers, LLC (2015-2025); Vice President - Head of North America Product, Columbia Management Investment Advisers, LLC (2015-2023); President and Principal Executive Officer, Columbia Acorn/Wanger Funds (2021-2025).	127	Columbia Funds (170 Portfolios) (2021-2025); Ameriprise Trust Company (2016-2025); Columbia Management Investment Distributors, Inc. (2018-2025).
5

Under Additional Information Regarding Board Members and Officers, in the PRINCIPAL FUNDS OFFICERS table, delete the row for Deanna Y. Pellack and add the following alphabetically:

PRINCIPAL FUNDS OFFICERS
Name, Address, and Year of Birth	Position(s) Held with Principal Funds	Principal Occupation(s) During Past 5 Years
Deanna Y. Pellack 711 High Street Des Moines, IA 50392 1987	Counsel and Secretary (since 2024) Counsel and Assistant Secretary (2023-2024) Assistant Counsel and Assistant Secretary (2022-2023)	Principal Financial Group* Assistant General Counsel (since 2026) Counsel (2022-2026) The Northern Trust Company Vice President (2019-2022)
In the Board Member Ownership of Securities section, add the following column alphabetically and footnote to the Independent Board Members table:

Independent Board Members
Funds in this SAI	Beckman(2)
Blue Chip	A
Diversified Real Asset	A
Global Multi-Strategy	A
Spectrum Preferred and Capital Securities Income	A
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies	E
(2) Appointment effective March 10, 2026.
In the Board Member and Officer Compensation section, add the following row alphabetically and footnote to the table:

Board Member	Funds in this SAI	Fund Complex(2)
Daniel J. Beckman(3)	$0	$0
(3) Mr. Beckman was elected to the Board effective March 10, 2026.

INVESTMENT ADVISORY AND OTHER SERVICES
On or about April 30, 2026, delete all references to Nomura Investments Fund Advisers.
On or about May 15, 2026, delete all references to Gotham Asset Management, LLC.
On or about May 15, 2026, under the Sub-Advisors section, add the following to the alphabetical list of sub-advisors:

Sub-Advisor:
Parametric Portfolio Associates, LLC (“Parametric”), is a wholly-owned subsidiary of Morgan Stanley, a publicly held company that is traded on the New York Stock Exchange (NYSE) under the ticker symbol MS. Parametric is part of Morgan Stanley Investment Management, the asset management division of Morgan Stanley. Parametric is owned directly by Morgan Stanley Capital Management, LLC, a privately held subsidiary of Morgan Stanley.

Fund(s):	a portion of the assets of Global Multi-Strategy
6

PORTFOLIO MANAGER DISCLOSURE
Effective March 31, 2026, under Advisor: Principal Global Investors, LLC (Principal Fixed Income Portfolio Managers), add the following alphabetically to the Other Accounts Managed table:

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Scott Brustkern (1): Bond Market Index Fund
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	27	$376.2 million	0	$0
(1) Information as of January 31, 2026.
Effective March 31, 2026, under Advisor: Principal Global Investors, LLC (Principal Fixed Income Portfolio Managers), add the following alphabetically to the Ownership of Securities table:
Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Scott Brustkern (1)	Bond Market Index	None
(1) Information as of February 27, 2026.

APPENDIX C - PROXY VOTING POLICIES
On or about April 30, 2026, delete the proxy voting policy for Nomura Investments Fund Advisers.
On or about May 15, 2026, delete the proxy voting policy for Gotham Asset Management, LLC and add the following proxy voting policy for Parametric Portfolio Associates, LLC:

7

Parametric Portfolio Associates LLC (“PPA”) Equity Proxy Voting Policy and Procedures February 2025

Contents
Introduction
A.PPA Approach to Proxy Voting
B.Applicability of Policy

Proxy Voting Procedures
A.Proxy Services Provided by Third Parties
B.Proxy Voting Operations
C.Proxy Voting Oversight
D.Securities Lending
E.Market and Operational Limitations
F.Conflicts of Interest
G.Proxy Voting Reporting & Recordkeeping
H.Review of Policy

Proxy Voting Guidelines
A.Board of Directors
B.Auditors
C.Executive & Director Compensation
D.Shareholder Rights and Defenses
E.Capital Structure
F.Corporate Transactions & Proxy Fights
G.Shareholder Proposals

Introduction
This Proxy Voting Policy sets out the Parametric Portfolio Associates LLC (“PPA”) approach to proxy voting, the procedures it follows with respect to Proxy Voting and the guidelines used to inform voting on key issues. The policy is reviewed annually and updated as necessary to address new and evolving proxy voting issues and standards.

A.PPA Approach to Proxy Voting
PPA will vote proxies in a prudent and diligent manner and in the best interests of clients, in accordance with its fiduciary duties, consistent with the objectives of the relevant investment strategy (“Client Proxy Standard”).

The Proxy Voting Coordinators are members of the Investment Strategy department and are responsible for ensuring shareholder meetings are voted in the best interest of the client and consistently apply this Policy. The Proxy Voting Coordinators oversee the proxy voting Policy implementation, operational processes, vote execution and research, and are involved in the Proxy Committee.

B.Applicability of Policy
PPA votes proxies on behalf of the clients that have granted it the authority to do so and will vote the proxies in accordance with this Policy unless otherwise agreed with the client.

Proxy Voting Procedures
A.Proxy Services Provided by Third Parties
PPA retains the services of Institutional Shareholder Services (“ISS”) for proxy vote execution, reporting, record-keeping, and where appropriate, to provide company-level reports that summarize key data elements within an issuer’s proxy statement or on specific thematic/market topics.

As part of our ongoing oversight of the proxy service providers, PPA performs periodic due diligence on ISS. Topics of the reviews include, but are not limited to, ISS’ management of conflicts of interest, methodologies for developing their policies and vote recommendations, and resources.

B.Proxy Voting Operations
The Client Relations Group (“CRG”) is responsible for account setup, which includes proxy voting instructions. CRG records account-level proxy voting authority in Parametric’s internal systems, reconciles this against information provided by the custodian for the account, and communicates any discrepancies to the advisor or consultant.

The Proxy Voting Coordinators (the “Coordinators”) are members of the Investment Strategy department who are responsible for ensuring proxy ballots are voted in accordance with the Guidelines for all accounts where Parametric has been delegated voting authority. The Coordinators are also responsible for reporting on voting activity and policy, preparing materials for the Committee, maintaining proxy voting records, and other tasks related to administering votes.

The Director of Responsible Investing (the “Director”), or their delegate, is responsible for reviewing and recommending changes to the Guidelines and the Proxy Voting policy, and providing guidance on any votes that fall outside the Guidelines.
The Committee is responsible for monitoring Parametric’s proxy voting practices and evaluating proxy advisors engaged to vote proxies on behalf of clients. The Committee is responsible for setting and annually reviewing the firm’s Policies and Procedures and the Guidelines.

The Compliance Department is responsible for annually reviewing these policies and procedures to verify that they are adequate, appropriate and effective.

Procedures
Parametric has adopted and implemented procedures to ensure the firm’s proxy voting policies are observed, executed properly and amended or updated, as appropriate. The procedures are summarized as follows:

Account Setup

•Parametric is generally delegated the responsibility to vote proxies on behalf of clients. This responsibility is typically established in the investment advisory agreement between the client and Parametric. If not set forth in the advisory agreement, Parametric will assume the responsibility to vote proxies on the client’s behalf unless it has received written instruction from the client not to.

•Parametric views the custodian proxy voting setup as the book of record and will update its own internal systems to reflect this, even if it conflicts with the investment advisory agreement, once the advisor has been informed of the proxy voting authority discrepancy.
Proxy Voting Administration

•The Coordinators are responsible for ensuring proxies are voted in accordance with the Guidelines. This includes ongoing management of Parametric’s voting environment and reviews of upcoming proxy meetings.

•The Director, or their delegate, will review research and guidance issued by third party proxy voting analysts regarding proxy voting issues relevant to Parametric’s clients and monitor upcoming shareholder meetings and votes. The Director will provide guidance to the Coordinators with regard to the Guidelines and how they apply to proxy ballots. The Director will ensure that rationale for votes cast is properly documented and reviewed by other Committee members, as warranted.
•In the unlikely event that a ballot proposal is not addressed by the Guidelines, the Coordinators will consult with the Director to confirm that the Guidelines do not address the proxy issue. If confirmed, the Director may escalate the issue to the Committee for their consideration. The Committee can review research and guidance issued by third party proxy adviser when making a vote determination. A vote determination must be approved in writing by not less than two Committee members. The rationale for making the determination will be documented.

•Parametric may not vote one or more proxy ballots on behalf of a client account if the economic effect on shareholders’ interests or the value of the holding is indeterminable or insignificant (e.g., the security is no longer held in the client portfolio) or if the cost of voting the proxy outweighs the potential benefit (e.g., international proxies which shareblocking practices may impose trading restrictions or voting requires filing a Power of Attorney).

•The Coordinators also conduct periodic reviews for all active accounts of proxies that are not voted or that are voted inconsistent with the Guidelines. Ballots voted differently than the Guidelines, and the rationale for why, are documented by the Coordinators.

C.Proxy Voting Oversight
The Proxy Voting Committee has overall responsibility for this Policy. Parametric has established a Committee which shall meet on a quarterly basis to oversee and monitor the firm’s proxy voting practices. Members of the Committee consist of investment team and compliance representation.
On an annual basis, the Committee will approve the firm’s Proxy Voting Policies and Procedures and Proxy Voting Guidelines to ensure they are current, appropriate and designed to serve the best interests of clients and fund shareholders.

D.Securities Lending
Accounts managed or advised by PPA may participate in a securities lending program through a third- party provider. The voting rights for shares that are out on loan are transferred to the borrower and therefore, the lender is not entitled to vote the lent shares at the company meeting.

E.Market and Operational Limitations for Non-U.S. Companies
Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of the listing organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions.

As a result, PPA uses reasonable efforts to vote clients’ non-U.S. proxies, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard.

F.Conflicts of Interest
PPA is part of Morgan Stanley Investment Management, which is part of Morgan Stanley, a global financial services group, and, as such, PPA faces potential conflicts due to the role of other Morgan Stanley divisions which may have commercial relationships with companies in which PPA may invest. Such potential conflicts of interest involving divisions of Morgan Stanley outside MSIM are managed through the operation of various policies and procedures, including (among others) those creating and enforcing information barriers between MSIM and other Morgan Stanley divisions.

PPA has also enacted policies and procedures to address potential conflicts resulting from its own commercial or other relationships and to manage conflicts of interests so that proxies are voted in accordance with the Client Proxy Standard. Proxy voting is overseen by the Proxy Voting Committee which does not include individuals whose primary duties relate to client relations, sales, or marketing.

Where proxies are voted in accordance with this Policy, no material conflict of interest will be deemed to exist. In situations where a proxy proposal is not addressed by this Policy, Parametric may convene a special committee to determine how the proxy should be voted in accordance with the Client Proxy Standard. Any determinations of the special committee regarding a material conflict of interest where appropriate will be reported to the Fund Board.

PPA also faces potential conflicts of interest when voting proxies of its parent company Morgan Stanley. In such situations, PPA will seek to vote its shares in the same proportion as other holders of Morgan Stanley’s shares (“echo vote”).

G.Proxy Voting Reporting & Recordkeeping
We will promptly provide a copy of this Policy to any client requesting it. We will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

The Proxy Coordinators will maintain requisite proxy voting books and records, including but not limited to: (1) proxy voting policies and procedures, (2) proxy statements received on behalf of client accounts,
(3) proxies voted, (4) copies of any relevant research documents and (5) Proxy Committee and Special Committee decisions and actions. This documentation will be maintained for such period as required by relevant law and regulation.

PPA also maintains rationales for its voting decisions at shareholder meetings including votes against management in a searchable database on an external website which is updated on a rolling 12-month basis.

Records are retained in accordance with Parametric’s Books & Records Policy, which establishes general firm-wide standards and procedures regarding the retention, handling, and destruction of official books and records and other information of legal or operational significance.
The Parametric Books & Records Policy incorporates Morgan Stanley’s Master Retention Schedule, which lists various record classes and associated retention periods on a global basis.

H.Review of Policy
The Proxy Voting Committee reviews this Policy annually to ensure that it remains consistent with clients’ best interests, regulatory requirements, governance trends and industry best practices.

PPA Proxy Voting Guidelines
Our proxy voting principles are rooted in the tenets of accountability, transparency and protection of shareholder rights. Stock ownership represents an opportunity to participate in the economic rewards of a long-lived asset and shareholder rights represent an important path to maximizing these rewards. When reviewing proposals, PPA considers the financial materiality, including the company’s exposure to the risk or opportunity, the management of such issues and company’s current disclosures.

Parametric Portfolio Associates LLC (also defined as “We” within this section) therefore expects the companies in which it invests to adhere to effective governance practices and to protect their shareholders’ interests. In addition to these proxy voting guidelines, PPA may review publicly disclosed information from the issuer, research, and other sources. Investment teams1 will independently make voting decisions as appropriate for their strategies.

A.Board of Directors
The board of directors plays a key role in overseeing management and ensuring effective execution of strategies to achieve long-term shareholder value creation. The board has several important responsibilities including, but not limited to, selecting the executive leadership, monitoring and incentivizing performance, succession planning, and overseeing company strategy. In order to effectively carry out its fiduciary duties, we believe it is crucial for the board to have the right mix of skills, be sufficiently independent, and have the proper accountability mechanisms in place.

Board Composition
The role of the board of directors is to provide governance oversight and guidance to position the company for strategic success and drive long term value creation for shareholders. We believe that diverse perspectives on the board help directors assess and manage risks and opportunities comprehensively. Diversity on a board can include diversity of thought, background, skills, and experiences. Directors with a mix of tenures can also be beneficial to balance new perspectives with industry experience and knowledge. We generally expect the board to be composed of directors with adequate skill sets and diversity to provide oversight of the business, and in line with any local market regulations. Additionally, we expect the audit committee to have directors with appropriate financial expertise to serve on the committee.

Board Independence
We generally expect boards to adhere at a minimum to their prevalent market or regulatory standards on board independence. In most markets, a majority independent board is considered best practice. When assessing independence of directors, we may consider relevant circumstances and relationships with the company and related parties such as senior management or large shareholders.

In our experience, the right leadership structure is critical to a strong board. When voting on matters related to board leadership, we may consider company performance and any evidence of entrenchment or perceived risk indicating power may be overly concentrated in a single individual. We also generally expect key board committees to be comprised of independent board members.

Board Accountability
Director elections are the primary mechanism for shareholders to hold board members accountable. Therefore, we generally expect directors to be elected annually to serve on the board by majority vote. We generally expect that directors who fail to receive majority shareholder support should resign from their position unless there is sufficient disclosure concerning the reasons why they failed to get support from a majority of the shareholders.

Boards should take into consideration the views of their long-term shareholders to ensure alignment, and to make appropriate efforts to communicate their plans and views broadly. To that end, we generally expect the board to engage meaningfully with long-term shareholders, especially to address concerns on matters that may affect the long-term value creation of the company.

We may consider withholding support for directors where we have significant concerns due to inadequate risk oversight of potentially financially material issues2. We may consider withholding support for Audit Committee members for failure to address accounting irregularities or financial misstatements over consecutive years.

Directors should dedicate adequate time to their role and consider any other existing commitments alongside their board and/or committee memberships. We may look at meeting attendance to determine whether directors have adequate time for their responsibilities.

B.Auditors
Investors rely on auditors to attest to the integrity of a company’s financial statements, without which the business could not be properly evaluated. It is essential that auditors be independent, accurate, fair in the fees charged, and not subject to conflicts of interest. We therefore expect auditors to be independent in order to provide an objective opinion and assurance. We may consider non-audit related business, length of service and any other relevant context when assessing auditor independence. We generally expect non-audit related fees to be less than 50% of the total fee.

C.Executive & Director Compensation
Properly structured compensation is essential to attracting and retaining effective corporate management. Poorly structured compensation plans can create perverse incentives. We expect compensations plans to be reasonable, and appropriately incentivize executives to make risk-reward decisions that align with the business strategy and goals, and long-term shareholder value creation. Compensation plans should also build in retention mechanisms for high performing executives. We generally expect compensation plan payouts to align with performance and long-term value creation.

We expect director compensation to follow market best practice and be aligned with long-term shareholder interests. For executives and directors who gain shares through equity compensation plans, we generally expect reasonable guidelines and holding requirements. Typically, stock options issued to executives should be priced at fair market value on the date of the grant and any re-pricing should not incur a significant cost to shareholders.

We generally expect employee ownership, retirement and severance plans to be designed in a manner that does not disadvantage shareholders. These plans should not be excessively dilutive or incur a high cost. We generally expect discounted employee stock purchase plans to be broad-based and include non-executive employees. Discount rates should be in line with market best practice and not excessive.

For compensation plans with performance metrics, in instances where performance milestones are not met, we may expect reasonable claw back provisions for executive or director compensation related to these missed milestones depending on the circumstances.

We generally evaluate each compensation plan and any related proposals, including shareholder proposals, within the context of the market and the company. In order to make a suitable evaluation about compensation and related matters, we expect appropriate disclosures on relevant aspects.

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2 For example, we may withhold support for a director we believe is responsible for a company’s involvement/remediation of breach of global conventions such as UN Global Compact Principles on Human Rights, Labor Standards, Environment and Business Malpractice.

D.Shareholder Rights and Defenses
Companies should take actions and make decisions with the intent of maximizing long-term shareholder value creation. We generally support proposals that enhance shareholder rights and vote against those that seek to undermine them. We believe that in most cases, each common share should have one vote, and that a simple majority of voting shares should be what is required to effect change.

Shareholder Rights Plans
Shareholder rights plans, commonly known as poison pills, and similar take-over defenses should aim to promote long-term shareholder value creation. When designing plans and defenses, companies should ensure that they do not suppress potential value by unduly discouraging acquirers. We generally expect companies to seek shareholder approval or ratification of shareholder rights plans.

Unequal Voting Rights
We generally expect companies to adhere to the one share one vote principle. When companies have dual-class structures, they should ensure that such structures are not misused to support instances where a few insiders may benefit at the cost of other shareholders. Ultimately, structures should strive to create alignment between the shareholders’ economic interests and their voting power.

Voting Requirements
We typically prefer a majority vote standard for binding votes. We also expect management to be responsive to non-binding votes that have received majority support. We generally expect companies to protect minority shareholder rights as their primary goal when considering supermajority vote requirements.

Right to call Special Meetings
We generally expect companies to allow large shareholders to call special meetings. A large shareholder may be defined by a reasonable threshold or in line with prevalent market practices.

Proxy Access
We generally consider ownership thresholds, holding periods, the number of directors that shareholders may nominate and any restrictions on forming a group in our evaluation of proposals related to proxy access.

E.Capital Structure
We expect any changes to the capital structure to be driven by legitimate business needs and not as a means of anti-takeover defense. We generally expect companies to ensure that such changes do not disadvantage shareholders.

Companies should provide a clear business rationale when requesting the authorization, or increase in authorization, of new shares or new share classes. They ought to request a reasonable number of shares in relation to the purpose outlined. Companies should follow prevalent market practices, such as offering pre-emptive rights, to ensure shareholders are not excessively diluted, unless required by specific circumstances which are clearly stated.

We generally consider specific company and market context when we evaluate proposals on dividend payout ratios and related matters.

F.Corporate Transactions & Proxy Fights
We expect companies to provide a clear economic and strategic rationale for proposed transactions. We also expect disclosure of any financial benefits to the board or executives from any proposed transaction and will generally look for assurances that shareholder interests were prioritized. We generally assess company-specific circumstances when evaluating voting matters related to mergers, acquisitions, other special corporate transactions, and contested elections.

G.Shareholder Proposals
In assessing shareholder proposals, we will carefully consider the potential financial materiality (as appropriate to the investment strategy) of the issues raised in the proposal, as well as the company's exposure to relevant risks and opportunities, current disclosures on the topic, and the sector and geography in which the company operates. We generally seek to balance concerns of reputational, operational, litigation and other risks that lie behind the proposal against costs of implementation.

We generally support proposals that seek to enhance useful disclosure on potentially financially material issues (as appropriate to the investment strategy), including but not limited to climate, biodiversity, human rights, supply chain, workplace safety, human capital management and pay equity. We focus on understanding the company’s business and commercial context and recognize that there is no one size fits all that can be applied across the board.

We generally do not support shareholder proposals on matters best left to the board’s discretion, or addressed via legislation or regulation, or that would be considered unduly burdensome. We also generally do not support shareholder proposals related to matters that we do not consider to be financially material (as appropriate to the investment strategy) for the company.